UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: November 24, 2015
DATE OF EARLIEST EVENT REPORTED: November 19, 2015

001-35922
(Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
 (Address of principal executive offices)

(855) 733-2685
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 19, 2015, PEDEVCO Corp. and its wholly-owned operating subsidiary Red Hawk Petroleum, LLC (together, the “Company”), entered into a Letter Agreement (the “Letter Agreement”) with Dome Energy AB (“Dome AB”), Dome Energy, Inc., a wholly-owned subsidiary of Dome AB (“Dome US”), and VistaTex Energy LLC, a wholly-owned subsidiary of Dome US (“VistaTex,” and together with Dome AB and Dome US, “Dome Energy”), pursuant to which Dome Energy agreed to fully-fund the Company’s proportionate share of all working interest owner expenses with respect to eight (8) horizontal wells recently drilled and completed by a third party operator in the Wattenberg Area of Weld County, Colorado (the “Wattenberg Wells”).  The Company has agreed to assign its interests in these Wattenberg Wells to Dome Energy, which wells will be fully-funded by Dome Energy in anticipation of the consummation of the Company’s planned combination with Dome Energy (the “Reorganization”) pursuant to that certain Agreement and Plan of Reorganization entered into by and among PEDEVCO Corp., PEDEVCO Acquisition Subsidiary, Inc., Dome AB and Dome US on May 21, 2015, as amended to date (the “Reorganization Agreement”).  Upon closing of the planned Reorganization, the Wattenberg Wells will be assets of the combined post-Reorganization company.

In connection with the assignment of these well interests to Dome Energy, Dome Energy has issued a contingent promissory note to the Company, dated November 19, 2015 (the “Dome Promissory Note”), with a principal amount of up to $1.41 million, which note is due and payable by Dome AB to the Company within 30 days only in the event (x) the Reorganization Agreement is terminated, or (y) the Reorganization is successfully consummated but both the well assignments and all related well revenues have not been contributed by Dome AB to VistaTex or Dome US on or before the Reorganization closing date.  If the Reorganization is consummated, and the well assignments and all related well revenues have been contributed to VistaTex or Dome US by Dome AB, then the Dome Promissory Note will not become payable and will be cancelled.  The principal amount of the note is equal to the product of 0.14 multiplied by (A) the difference of (1) the PV-10 of the properties included in the wellbore assignments as of the effective date of the note, less (2) the drilling costs incurred through the effective date of the note, provided that the total principal amount will not exceed $1.41 million or be less than $250,000, depending upon certain variables, including oil prices, as of the effective date of the note.  The “PV-10” as of the effective date will be calculated in accordance with calculations and methodologies agreed upon by the Company and Dome Energy as of the date of the Letter Agreement, and the drilling costs will be as invoiced by the third party operator for periods prior to the effective date.  To guarantee prompt payment of the minimum principal amount that may become due and payable under the note, Dome AB has deposited $250,000 into an escrow account.

The Reorganization Agreement is disclosed in greater detail in Current Reports on Form 8-K filed by the Company with the Securities and Exchange Commission on May 26, 2015, July 20, 2015, and September 1, 2015.

The Company and Dome Energy continue to move forward with the transactions contemplated by the Reorganization Agreement, as amended, including the preparation of a registration statement containing a proxy statement/prospectus with the Securities and Exchange Commission (the “SEC”), provided that because the closing of the transactions contemplated by the Reorganization Agreement is subject to various closing conditions, described in greater detail in the May 26, 2015, Form 8-K, no assurance can be made that the transactions contemplated by the Reorganization Agreement, as amended, will be completed.

The foregoing description of the Letter Agreement and the Dome Promissory Note do not purport to be complete and are qualified in their entirety by reference to the Letter Agreement and Dome Promissory Note, copies of which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
10.1*	Letter Agreement, dated November 19, 2015, by and among PEDEVCO Corp., Dome Energy AB, Dome Energy, Inc., and VistaTex Energy LLC
10.2*	Contingent Promissory Note, dated November 19, 2015, issued by Dome Energy AB to Red Hawk Petroleum, LLC

* Filed herewith.

Important Information

In connection with the proposed business combination between PEDEVCO Corp. (“PEDEVCO”) and Dome Energy, Inc., a wholly-owned subsidiary of DOME Energy AB (“Dome Energy”), PEDEVCO currently intends to file a registration statement containing a proxy statement/prospectus with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other document PEDEVCO may file with the SEC in connection with the proposed transaction. Prospective investors are urged to read the registration statement and the proxy statement/prospectus, when filed as it will contain important information. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of PEDEVCO and Dome Energy (as applicable). Prospective investors may obtain free copies of the registration statement and the proxy statement/prospectus, when filed, as well as other filings containing information about PEDEVCO, without charge, at the SEC’s website (www.sec.gov). Copies of PEDEVCO’s SEC filings may also be obtained from PEDEVCO without charge at PEDEVCO’s website (www.pacificenergydevelopment.com) or by directing a request to PEDEVCO at (855) 733-3826. This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

INVESTORS SHOULD READ THE PROSPECTUS/PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

Participants in Solicitation

PEDEVCO and its directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding PEDEVCO’s directors and executive officers is available in PEDEVCO’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on March 31, 2015 and PEDEVCO Corp.’s definitive proxy statement on Schedule 14A, filed with the SEC on August 25, 2015. Additional information regarding the interests of such potential participants will be included in the registration statement and proxy statement/prospectus to be filed with the SEC by PEDEVCO and Dome Energy in connection with the proposed combination transaction and in other relevant documents filed by PEDEVCO with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

Certain statements in this communication regarding the proposed transaction between PEDEVCO and Dome Energy are “forward-looking” statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. These forward-looking statements, which are subject to risks, uncertainties and assumptions about PEDEVCO and Dome Energy, may include projections of their respective future financial performance, their respective anticipated growth strategies and anticipated trends in their respective businesses. These statements are only predictions based on current expectations and projections about future events. There are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the risk factors set forth in PEDEVCO’s most recent reports on Form 10-K, Form 10-Q and other documents on file with the SEC and the factors given below:

•  termination of the proposed combination by either party subject to the terms of the Agreement and Plan of Reorganization;

•  failure to obtain the approval of the shareholders of PEDEVCO or Dome in connection with the proposed transaction;

•  the failure to consummate or delay in consummating the proposed transaction for other reasons;

•  the timing to consummate the proposed transaction;

•  the risk that a condition to closing of the proposed transaction may not be satisfied;

•  the risk that PEDEVCO will be required to pay a $1 million termination fee;

•  the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated;

•  PEDEVCO’s ability to achieve the synergies and value creation contemplated by the proposed transaction;

•  the ability of PEDEVCO to effectively integrate Dome’s operations; and

•  the diversion of management time on transaction-related issues.

PEDEVCO’s forward-looking statements are based on assumptions that PEDEVCO believes to be reasonable but that may not prove to be accurate. PEDEVCO cannot guarantee future results, level of activity, performance or achievements. Moreover, PEDEVCO does not assume responsibility for the accuracy and completeness of any of these forward-looking statements. PEDEVCO assumes no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

Date: November 24, 2015	By:	/s/ Frank C. Ingriselli
Frank C. Ingriselli
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Letter Agreement, dated November 19, 2015, by and among PEDEVCO Corp., Dome Energy AB, Dome Energy, Inc., and VistaTex Energy LLC
10.2*	Contingent Promissory Note, dated November 19, 2015, issued by Dome Energy AB to Red Hawk Petroleum, LLC

* Filed herewith.